Exhibit 10.1

Restricted Shares Agreement

May 9, 2013

To:

We are pleased to inform you that, effective on the date first written above (the “Grant Date”), the Compensation Committee (the “Committee”) of the Board of Directors of SL Industries, Inc. (the “Company”) granted you restricted shares of the Company’s Common Stock, $0.20 par value per share (“Common Stock”), in accordance with the Company’s 2008 Incentive Stock Plan, as amended (the “Plan”) and subject to the terms and conditions of this restricted share agreement (“Agreement”).

1. Grant. You have been granted an award of 3,000 whole shares of Common Stock, which shares (“Restricted Shares”) shall be subject to the terms, conditions, and restrictions specified in this Agreement and the Plan.

2. Certificates. Concurrently with the execution of this Agreement, (i) the Company shall issue a certificate, registered in your name, representing the Restricted Shares, and (ii) you shall deliver to the Company a duly executed stock power, endorsed in blank (attached), relating to the Restricted Shares.

3. Custody. You understand that, although the certificates representing the Restricted Shares shall be registered in your name, all such certificates (other than for Restricted Shares that have vested) shall be deposited, together with the stock power executed by you, in proper form for transfer, with the Company. Following the vesting of all Restricted Shares subject to this Agreement, the Company shall issue an appropriate certificate for those Restricted Shares that have become vested in accordance with paragraph 5.

4. Nontransferability of Restricted Shares. Until such time as the Restricted Shares become vested in accordance with the terms of this Agreement, you shall not have any right to sell, transfer, pledge, hypothecate, or otherwise dispose of the Restricted Shares. By signing this Agreement, you represent and warrant to the Company that you shall not sell, transfer, pledge, hypothecate, or otherwise dispose of the Restricted Shares in violation of applicable securities laws or the provisions of this Agreement. Any purported transfer, encumbrance or other disposition of the Restricted Shares that is in violation of this paragraph will be null and void, and the other party to any such purported transaction will not obtain any rights to or interest in the Restricted Shares covered. When and as permitted by the Plan, the Company may waive the restrictions set forth in this paragraph with respect to all or any portion of the Restricted Shares covered by this Agreement.

5. Vesting. Except as otherwise provided in this Agreement, your interest in the Restricted Shares shall vest and become non-forfeitable one year after the date of grant.

1 of 6

6. Change in Control. Upon the occurrence of a Change in Control (as defined in the Plan), the Committee may accelerate the vesting of outstanding, unvested Restricted Shares, in whole or in part, as determined by the Committee in its sole discretion.

7. Voting and Other Rights. You shall have all of the rights and status as a stockholder of the Company with respect to the Restricted Shares, including the right to vote any and all Restricted Shares and to receive dividends or other distributions thereon, regardless of whether such Restricted Shares are vested, until the earlier of the date on which such Restricted Shares are forfeited as provided herein or the date on which you cease to own such shares. Any additional Common Stock that you may become entitled to receive pursuant to a share dividend or a merger or reorganization in which the Company is the surviving Company or any other change in the capital structure of the Company will be subject to the same restrictions as Restricted Shares. You understand that the grant of Restricted Shares under this Agreement does not confer upon you any right to continue in your relationship as a director of the Company.

8. Adjustments for Changes in Capitalization of the Company. In the event of any change in the outstanding shares of Common Stock of the Company prior to the lapsing of the restrictions associated with the Restricted Shares by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Company or in the shares of Common Stock, the number and class of the Restricted Shares shall be appropriately adjusted by the Company, in its sole discretion, whose determination shall be conclusive.

9. Securities Laws. By signing this Agreement, you acknowledge and understand that applicable securities laws may restrict your right to dispose of any Restricted Shares that you may acquire hereunder and govern the manner in which such Restricted Shares may be sold. In addition, you acknowledge that at the time of delivery of the Restricted Shares issued hereunder, any subsequent sale of such Restricted Shares by you or for your account may not be covered by an effective registration statement under the Securities Act of 1933, as amended (the “Act”) and you shall not offer, sell or otherwise dispose of any of the Restricted Shares in any manner that would (i) require the Company to file any registration statement with the Securities Exchange Commission (“SEC”), (ii) require the Company to amend or supplement any registration statement that it may at any time have on file with the SEC, or (iii) violate the Act or any other state or federal law.

10. Withholding Taxes. If the grant or other transfer of the Restricted Shares, or the vesting of the Restricted Shares, results in taxable compensation income, you agree to furnishes the Company with, or otherwise makes provision for, sufficient funds to satisfy the Company’s tax withholding obligations and the Company’s obligation to deliver a certificate representing the Restricted Shares shall be subject to receipt of such payment or to such other arraignment acceptable to the Company of alternative means of satisfying applicable Federal, state and local withholding taxes. If you fail to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder within the time frame set by the Committee, you will permanently forfeit such Restricted Shares.

11. Incorporation of Plan. These Restricted Shares are granted in accordance with and are subject to and conditioned upon all of the terms and conditions of the Plan (a copy of

2 of 6

which in its present form has been provided to you), as from time to time amended, provided, however, that no future amendment or termination of the Plan shall, without your consent, alter or impair any of your rights or obligations with respect to the Restricted Shares. Reference is made to the terms and conditions of the Plan, all of which are incorporated by reference in this Agreement as if fully set forth herein. By accepting this Agreement, you expressly warrants that you have received, read and understood the Plan.

12. Integration. This Agreement supersedes any and all prior and/or contemporaneous agreements, either oral or in writing, between the parties hereto, with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representations, inducements, promises, or other agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, pertaining to the subject matter hereof, which are not embodied herein, and that no prior and/or contemporaneous agreement, statement or promise pertaining to the subject matter hereof that is not contained in this Agreement shall be valid or binding on either party.

13. Successors. This Agreement shall be binding upon and inure to the benefit of any successor of the Company and your successors, assigns or estate, including your executors, administrators and trustees.

14. Amendment. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is in writing and signed by the party against whom such modification, waiver or discharge is sought to be enforced.

15. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its Secretary, at SL Industries, Inc., 520 Fellowship Road, Suite A114, Mt. Laurel, NJ 08054, or at such other address as the Company may hereafter designate in writing.

16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Shares awarded under the Plan or future Restricted Shares that may be awarded under the Plan, including evidence of ownership of the Restricted Shares, by electronic means or request your consent to participate in the Plan by electronic means. You hereby consents to receive such items by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18. Severability. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

19. Governing Law. You expressly warrants that you not accepting this Agreement or the Restricted Shares in reliance on any promises, representations, or inducements other than those contained or specifically addressed herein. This Agreement will be governed by the laws of the State of New Jersey applicable to contracts made and to be performed therein, without giving effect to the conflict of law principles.

3 of 6

20. Binding Agreement. By signing below, you and the Company agree to be bound by the terms and conditions of this Agreement.

[Signature page follows]

4 of 6

By your signature and the signature of the Company’s representative below, you and the Company agree that the Restricted Shares are granted under and governed by this Grant Agreement and the Plan.

Very truly yours,

SL INDUSTRIES, INC.

By:
Name:
Title:

AGREED TO AND ACCEPTED

Signature

Print Name

[Signature Page to Restricted Share Agreement]

STOCK POWER

For Value Received, the undersigned hereby transfers to SL Industries, Inc., a New Jersey corporation, (“Company”), Three Thousand (3,000) shares of the Company’s common stock (“Restricted Shares”) standing in the name of the undersigned on the Company’s books and represented by stock certificate number                      herewith, pursuant to the Restricted Stock Agreement between the undersigned and the Company, dated May 9, 2013, and the undersigned does hereby irrevocably constitute and appoint the Company’s duly authorized officers as attorney-in-fact to transfer said Restricted Shares on the Company’s books with full power of substitution in the premises.

Dated:             , 20

(Printed Name)

(Signature)